EXHIBIT 99.2
                                                                    ------------



             MM2 GROUP, INC. (F/K/A WIEN GROUP, INC.) AND SUBSIDIARY

                     INDEX TO PRO FORMA FINANCIAL STATEMENTS




                                                                            Page
                                                                            ----

Selected Historical and Pro Forma Financial Information:                     F-2

Condensed Consolidated Pro Forma Balance Sheet as of
September 30, 2005 (Unaudited)                                               F-3

Condensed Consolidated Pro Forma Statement of Operations
for the three months ended September  30, 2005 (Unaudited)                   F-4

Condensed Consolidated Pro Forma Statement of Operations
for the year ended June 30, 2005 (Unaudited)                                 F-5

Notes to the Pro Forma Condensed Consolidated Financial
Statements (Unaudited)                                                       F-6

             MM2 GROUP, INC. (F/K/A WIEN GROUP, INC.) AND SUBSIDIARY

             SELECTED HISTORICAL AND PRO FORMA FINANCIAL INFORMATION

On October 19, 2005, the Registrant completed its previously disclosed acquisition of all of the outstanding shares of MM2 Group, Inc. The Acquisition was effected pursuant to the terms of the Acquisition Agreement dated July 8, 2005, and subsequently amended October 11, 2005, between the Company, Stephen Wien, MM2 Group, Inc. and the stockholders of MM2 Group, Inc. The acquisition will be a accounted for as a reverse merger under the purchase method of accounting. Accordingly, MM2 Group, Inc. will be treated as the continuing entity for accounting purposes. On October 11, 2005, the Wien Group, Inc. was renamed to MM2 Group, Inc. pursuant to the Acquisition Agreement.

The following unaudited pro forma condensed consolidated balance sheets at September 30, 2005 and the unaudited pro forma condensed consolidated statements of operations for the three months ended September 30, 2005 and the year ended June 30, 2005 present the results of operations and financial position of the combined companies of Wien Group, Inc. and MM2 Group, Inc., assuming that the merger of the companies had been completed as of the July 1, 2005 and July 1, 2004 with respect to the pro forma condensed consolidated income statements for the three months ended September 30, 2005 and the year ended June 30, 2005, respectively, and as of September 30, 2005 with respect to the pro forma condensed consolidated balance sheet.

The pro forma adjustments give effect to the Exchange of Shares agreement whereby shareholders of MM2 Group received 115,933,333 shares of Wien Group, Inc. Class A Common Stock and 10,000,000 Shares of Wien Group, Inc. Class B Common Stock for all the outstanding shares of MM2 Group. In the opinion of management, they include all material adjustments necessary to reflect, on a pro forma basis, the impact of transactions contemplated by the merger on the historical financial information of Wien Group, Inc.

The pro forma financial information is presented for informational purposes only and does not purport to represent what our financial position and our results of operations actually would have been had the merger and related transactions occurred on the dates indicated. The pro forma financial information should not be relied upon as being indicative of the results Wien Group, Inc. would have had or of future results after the merger. You should read the following Unaudited Condensed Consolidated Financial Statements and the related notes in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in the Form 8-K.

             MM2 GROUP, INC. (F/K/A WIEN GROUP, INC.) AND SUBSIDIARY

          PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED )
                            AS OF SEPTEMBER 30, 2005



--------------------------------------------------------------------------------------------------------------------------------
                                                                          HISTORICAL
                                                                 -----------------------------
                                                                   WIEN (NJ)          MM2              ADJ'S           TOTAL
                                                                 ------------     ------------     ------------     ------------
ASSETS

   Cash and cash equivalents                                     $         --     $    971,598     $         --     $    971,598
   Prepaid expenses                                                        --           46,140               --           46,140
   Property and equipment, net                                                           4,081               --            4,081
                                                                 ------------     ------------     ------------     ------------

TOTAL ASSETS                                                     $         --     $  1,021,819     $         --     $  1,021,819
                                                                 ============     ============     ============     ============

LIABILITIES AND STOCKHOLDERS' DEFICIT

LIABILITIES

   Accounts payable and accrued expenses                         $         --     $    424,772     $         --     $    424,772
   Convertible debentures payable                                          --        1,000,000               --        1,000,000
                                                                 ------------     ------------     ------------     ------------

TOTAL LIABILITIES                                                          --        1,424,772               --        1,424,772
                                                                 ------------     ------------     ------------     ------------

STOCKHOLDERS' (DEFICIT)

Preferred stock: $1.00 par value; 1,000,000 shares authorized;
   no shares issued and outstanding                                        --               --               --               --
Common stock - Class A: no par value; 450,000,000 shares
   authorized; 123,312,605 shares issued and outstanding               73,866            1,000          (73,866)a          1,000
Common stock - Class B: no par value; 50,000,000 shares
   authorized; 10,000,000 shares issued and outstanding                    --            1,000               --            1,000
Additional paid in capital                                            286,868          750,000         (286,868)a        750,000
Accumulated deficit                                                  (360,734)      (1,154,953)         360,734 a     (1,154,953)
Treasury stock: 7,364 shares at cost                                       --               --               --               --
                                                                 ------------     ------------     ------------     ------------
   TOTAL STOCKHOLDERS' (DEFICIT)                                           --         (402,953)              --         (402,953)
                                                                 ------------     ------------     ------------     ------------

TOTAL LIABILITIES AND STOCKHOLDERS' (DEFICIT)                    $         --     $  1,021,819     $         --     $  1,021,819
                                                                 ============     ============     ============     ============



--------------------------------------------------------------------------------
     SEE NOTES TO THE PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

             MM2 GROUP, INC. (F/K/A WIEN GROUP, INC.) AND SUBSIDIARY

      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                  FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2005



--------------------------------------------------------------------------------------------------------------------------------
                                                                          HISTORICAL
                                                                 -----------------------------
                                                                   WIEN (NJ)          MM2              ADJ'S            TOTAL
                                                                 ------------     ------------     ------------     ------------
REVENUE
   Interest and dividend income                                  $         --     $      8,202     $         -- a   $      8,202
                                                                 ------------     ------------     ------------     ------------
   Total revenue                                                           --            8,202               --            8,202
                                                                 ------------     ------------     ------------     ------------

EXPENSES
   General and administrative                                             511          450,890             (511)a        450,890
   Legal and accounting fees                                           18,680           49,288          (18,680)a         49,288
   Interest expense                                                        --           57,639               --           57,639
   Transfer agent fees                                                  2,115               --           (2,115)a             --
                                                                 ------------     ------------     ------------     ------------
   Total expenses                                                      21,306          557,817          (21,306)         557,817
                                                                 ------------     ------------     ------------     ------------

Net loss                                                         $    (21,306)    $   (549,615)                     $   (549,615)
                                                                 ============     ============                      ============


Basic and diluted net loss per share                                                                              c $      (0.01)
                                                                                                                    ============

Weighted average number of shares outstanding                                                                     b   50,905,671
                                                                                                                    ============







--------------------------------------------------------------------------------
     SEE NOTES TO THE PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

             MM2 GROUP, INC. (F/K/A WIEN GROUP, INC.) AND SUBSIDIARY

      PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                        FOR THE YEAR ENDED JUNE 30, 2005



--------------------------------------------------------------------------------------------------------------------------------
                                                                           HISTORICAL
                                                                 -----------------------------
                                                                   WIEN (NJ)          MM2              ADJ'S            TOTAL
                                                                 ------------     ------------     ------------     ------------
REVENUE
   Fee income                                                    $     10,000     $         --     $    (10,000)a   $         --
   Interest and dividend income                                           197            4,743             (197)a          4,743
   Realized (loss) gain on sale of securities                          (6,190)              --            6,190 a             --
                                                                 ------------     ------------     ------------     ------------
                                                                        4,007            4,743           (4,007)           4,743
                                                                 ------------     ------------     ------------     ------------

EXPENSES
   General and administrative                                             843          512,814             (843)a        512,814
   Legal and accounting fees                                           73,005           11,017          (73,005)a         11,017
   Interest expense                                                        --           86,250               --           86,250
   Transfer agent fees                                                  7,030               --           (7,030)a             --
   Consulting and directors fees                                       14,000               --          (14,000)a             --
                                                                 ------------     ------------     ------------     ------------
   Total expenses                                                      94,878          610,081          (94,878)         610,081
                                                                 ------------     ------------     ------------     ------------

Net loss                                                         $    (90,871)    $   (605,338)                     $   (605,338)
                                                                 ============     ============                      ============

Basic and diluted net loss per share                                                                              c $      (0.02)
                                                                                                                    ============

Weighted average number of shares outstanding                                                                     b   27,808,456
                                                                                                                    ============







--------------------------------------------------------------------------------
     SEE NOTES TO THE PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

             MM2 GROUP, INC. (f/k/a WIEN GROUP, INC.) AND SUBSIDIARY
       NOTES TO THE PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


NOTE 1.

The historical financial statements of Wien Group, Inc. and MM2 Group, Inc. reflect periods during which the companies did not operate as a combined company. Certain estimates, assumptions and allocations were made in preparing such financial statements. Therefore, the historical financial statements do not necessarily reflect the results of operations or financial position that would have occurred had companies been mergered in a single, independent public company during the periods presented, nor are they indicative of future performance.

Management believes that the estimates, assumptions and allocations made in preparing the historical financial statements are reasonable.


NOTE 2.

The pro forma unaudited balance sheet as of September 30, 2005 was prepared assuming the merger occurred on September 30, 2005 and includes "Pro Forma Adjustments" for transactions that occurred subsequent to July 1, 2005 as follows:

(a)  To record the recapitalization of the Company


NOTE 3.

The pro forma unaudited statements of operations for the three months ended September 30, 2005 and the year ended June 30, 2005 were prepared assuming the merger occurred on July 1, 2005 and July 1, 2004, respectively, and includes "Pro Forma Adjustments" for transactions that would have occurred during these periods as follows:

(a)  To record the recapitalization of the Company
(b) The average number of shares of common stock used in the computation of basic and diluted net income per share was 50,905,671 for the three months ended September 30, 2005 and 27,808,456 for the year ended June 30, 2005, and give effect to: 1) the issuance of shares per the Exchange of Shares agreement whereby shareholders of MM2 Group received 115,933,333 shares of Wien Group Class A Common Stock and 10,000,000 Shares of Wien Group Class B Common Stock for all the outstanding shares of MM2 Group.
(c) Since the Company is in a net loss position, all common stock equivalents are considered anti-dilutive and are therefore not included in the calculation of earnings per share.